EXHIBIT 10.4


                          RJR NABISCO HOLDINGS CORP.,
                                                        Issuer

                                      and

                             THE BANK OF NEW YORK,
                                                        Trustee




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                    THIRD SUPPLEMENTAL INDENTURE AND WAIVER

                           Dated as of May 18, 1999

           (Supplemental to the Indenture dated as of September 21, 1995 as supplemented by the First Supplemental Indenture thereto dated as of
                              September 21, 1995
 and the Second Supplemental Indenture thereto dated as of September 16, 1998)

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         THIRD SUPPLEMENTAL INDENTURE AND WAIVER (this "Third Supplemental
Indenture"), dated as of May 18, 1999 between RJR NABISCO HOLDINGS CORP., a Delaware corporation (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee"),

         WHEREAS, there is proposed to be a series of certain transactions (collectively, the "Reorganization"), which includes (i) the sale (the "International Tobacco Sale") by RJR Nabisco, Inc. ("RJRN") and R.J. Reynolds Tobacco Company of the international tobacco business to Japan Tobacco Inc.,
(ii) the transfer of RJRN's 80.5% interest in Nabisco Holdings Corp., together with approximately $1.6 billion in after-tax proceeds from the International Tobacco Sale, to the Issuer through a merger transaction that is intended to be tax-free (the "Reorganization Merger"), and (iii) the spinoff of RJRN to the common stockholders of the Issuer that is intended to be tax-free (the "RJRN Spin-Off");

         WHEREAS, the Issuer executed and delivered an Indenture dated as of September 21, 1995 between the Issuer and the Trustee, as supplemented by the First Supplemental Indenture dated as of September 21, 1995 between the Issuer and the Trustee and the Second Supplemental Indenture dated as of September 16, 1998 between the Issuer and the Trustee (as so supplemented, the "Original Indenture") providing for the issue from time to time of its notes, debentures and other evidences of indebtedness to be issued in one or more series (the "Securities");

         WHEREAS, Section 8.2 of the Original Indenture provides that the Original Indenture may be amended with the consent of the holders of a majority in aggregate principal amount of the Securities then Outstanding (as defined therein) of all series affected by such supplemental indenture (voting as one class) (and, in the case of any series of Securities held as trust assets of an RJR Nabisco Holdings Capital Trust and with respect to which a Security Exchange (as defined therein) has not theretofore occurred, such consent of holders of the Preferred Securities and the Common Securities (each as defined therein) of such RJR Nabisco Holdings Capital Trust as may be required under the Declaration of Trust of such RJR Nabisco Holdings Capital Trust), and the Issuer has determined that, as of the date hereof, the Outstanding series of Securities affected by this Third Supplemental Indenture includes the 9 1/2 % Junior Subordinated Debentures Due 2047 (the "Affected Securities") held as trust assets of RJR Nabisco Holdings Capital Trust II (the "Trust") and that such required holders of the Affected Securities and of the Preferred Securities and the Common Securities of the Trust have consented to the amendment and waiver herein; and



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         WHEREAS, all other conditions and requirements necessary to make this
Third Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Original Indenture have been satisfied.

         NOW, THEREFORE, this Third Supplemental Indenture

                             W I T N E S S E T H:

         That in consideration of the premises and of the mutual covenants herein contained, the Issuer and the Trustee hereby covenant and agree, for the equal and proportionate benefit of all holders from time to time of the Affected Securities as follows:

         SECTION 1. For all purposes of this Third Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used and not defined herein that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture.

         SECTION 2. Section 1.1 of the Original Indenture is hereby amended by deleting the definition of "Restricted Subsidiary" therein in its entirety.

         SECTION 3. The Original Indenture is hereby amended by deleting the words "or any Restricted Subsidiary" from Section 5.1(e) and (f) thereof.

         SECTION 4. Subject to Section 5(b) hereof, the application of the covenants contained in Article 9 of the Original Indenture is hereby waived as applied to the Affected Securities to the extent required to effect the RJRN Spin- Off (the "Waiver").

         SECTION 5. (a) Upon the execution and delivery of this Third Supple mental Indenture by the Issuer and the Trustee, the Original Indenture shall be amended and supplemented in accordance herewith, and this Third Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every holder of Affected Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound thereby, as hereby amended and supplemented; provided, however, that the provisions of this Third Supplemental Indenture, except as described in (b) with respect to the Waiver, shall not become operative until the later of (x) the consummation of the Reorganization Merger and (y) the time that the Issuer has notified the Trustee that it has accepted for payment the Affected Securities tendered pursuant to the offer to purchase for cash any and all of the Affected Securities, upon the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated April 13, 1999, as amended from time to time (the "Offer") (and at such time the provisions of



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this Third Supplemental Indenture shall automatically become operative without the requirement of any further action by or notice to the Issuer, the Trustee or any holder of Affected Securities).

         (b) The Waiver shall become operative upon the later of (x) the execution and delivery of this Third Supplemental Indenture by the Issuer and the Trustee and (y) the consummation of the Reorganization Merger. However, if the Offer is terminated or withdrawn or the tendered Affected Securities are not accepted for payment pursuant to the Offer, the Waiver will cease to be operative.

         SECTION 6. Nothing in this Third Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and the holders of the Affected Securities any right, remedy or claim under or by reason of this Third Supplemental Indenture or any covenant, stipulation, promise or agreement contained herein; all the covenants, stipulations, promises and agreements contained herein being for the sole and exclusive benefit of the parties hereto and their successors, and the holders from time to time of the Affected Securities.

         SECTION 7. This Third Supplemental Indenture shall form a part of the Original Indenture for all purposes and every holder of Affected Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby. The Original Indenture as supplemented by this Third Supplemental Indenture is hereby in all respects ratified and confirmed.

         SECTION 8. The Trustee, for itself and its successor or successors, accepts the trust of the Original Indenture as amended by this Third Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Original Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Original Indenture, and, without limiting the generality of the foregoing, the recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.

         SECTION 9. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.



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         SECTION 10. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.


                                        RJR NABISCO HOLDINGS CORP., ISSUER


                                        By: /s/ Francis X. Suozzi
                                            ------------------------------------
                                            Name: Francis X. Suozzi
                                            Title: Senior Vice President -
                                                     Treasurer


[CORPORATE SEAL]

Attest:


By: /s/ Suzanne P. Jenney
    ----------------------------------
    Name: Suzanne P. Jenney
    Title: Assistant Secretary


                                        THE BANK OF NEW YORK, TRUSTEE


                                        By: /s/ Iliana Arciprete
                                            ------------------------------------
                                            Name: Iliana Arciprete
                                            Title: Assistant Treasurer


[CORPORATE SEAL]


Attest:

By: /s/ Mary Beth Lewick
    ----------------------------------
    Name: Mary Beth Lewick
    Title: Assistant Vice President



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